Filed pursuant to Rule 497(e)
Securities Act File No. 333-214468
Investment Company Act File No. 811-23213

USCF Mutual Funds Trust (the “Trust”)

USCF Commodity Strategy Fund (the “Fund”)

Class A Shares (USCFX)

and

Class I Shares (USCIX)

Supplement dated February 21, 2019 to the Prospectus for the Fund dated October 30, 2018. This supplement provides new and additional information beyond that contained in the Prospectus. Please review this supplement carefully.

After careful consideration, USCF Advisers, LLC, the Fund’s investment adviser, has recommended, and the Board of Trustees of the Trust has approved, the liquidation and termination of the Fund pursuant to a Plan of Liquidation. Shareholder approval of the Plan of Liquidation is not required.

Pursuant to the Plan of Liquidation, the last day on which orders will be accepted for the sale of Fund shares will be February 22, 2019. Shareholders may continue to redeem shares of the Fund as described in the Prospectus until the Fund has been liquidated.

The Fund will liquidate on or around March 21, 2019 (the “Liquidation Date”). In connection with the liquidation and termination of the Fund, the Fund’s wholly-owned subsidiary incorporated in the Cayman Islands shall also be liquidated in a manner necessary to effectuate the Fund’s Plan of Liquidation.

On or about March 14, 2019, the Fund will begin converting its portfolio assets to cash and cash equivalents. This will cause the Fund to increase its cash and cash equivalent holdings and deviate from its investment objective and principal investment strategies stated in the Prospectus.

On or about the Liquidation Date, the Fund will distribute its holdings pro rata to all remaining shareholders of the Fund. These distributions are taxable events for shareholders investing through taxable accounts. In addition, these payments will include accrued capital gains and dividends, if any. You should consult your personal tax advisor concerning your particular tax situation. As calculated on the Liquidation Date, the Fund's net asset value will reflect the costs of liquidating the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please contact Shareholder Services at 1-844-312-2114.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE